UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     January 18, 2005
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                              NEOPROBE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-26520                  31-1080091
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

             425 Metro Place North, Suite 300, Columbus, Ohio     43017
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                  (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code  (614) 793-7500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS.

On January 18, 2005, Neoprobe Corporation ("Neoprobe") issued a press release announcing that it had formed a new corporation, CIRA Biosciences, Inc. ("CIRA Bio"), to explore the development of patient specific cellular therapies that have shown positive patient responses in a variety of clinical settings. CIRA Bio will combine Neoprobe's Activated Cellular Therapy technology for patient specific oncology treatment with similar technology licensed from CIRA LLC for treating viral (HIV/AIDS and hepatitis) and autoimmune diseases. Following a strategic assessment of the technology by a third party, CIRA Bio intends to raise capital, in the second half of 2005, to support the formal re-activation of development activities surrounding these technologies.

Following the formation of CIRA Bio, Neoprobe owns approximately 90% of the outstanding shares of CIRA Bio with the remaining shares being held by the principals of CIRA LLC. In conjunction with the formation of CIRA Bio, an amended technology license agreement also was executed with The Ohio State University Research Foundation, from whom both Neoprobe and CIRA LLC had originally licensed or optioned the various cellular therapy technologies. As a result of the cross-license agreements, CIRA Bio has the development and commercialization rights to three issued U.S. patents, No. 5,814,295; No. 6,093,381 and No. 6,713,054; that cover the oncology and autoimmune applications of its technology. In addition, CIRA Bio has license to several pending patent applications.

CIRA Bio has contracted with researchers at Battelle Memorial Institute to complete a commercialization assessment for the cellular therapy approaches. CIRA Bio expects to form a scientific advisory group in the near future to assist in the further development of the clinical and regulatory strategies for the company.

John L. Ridihalgh, Ph.D., has been appointed Chief Scientific Officer and Interim President & CEO of CIRA Bio.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number                             Exhibit Description
-------                            -------------------

99.1 Press Release dated January 18, 2005, entitled "Neoprobe Forms Subsidiary to Develop Cellular Therapy Technology."



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Neoprobe Corporation


Date: January 21, 2005                      By: /s/ Brent L. Larson
                                                -------------------
                                                Brent L. Larson, Vice President,
                                                Chief Financial Officer



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